9/16/10 3:53 PM

OMB No. 2502-0265

A. U.S. Department of Housing and Urban Development

B. Type of Loan

1. [ ] FHA 2. [ ] FMHA 3. [ ] Conv. Unins. 4. [ ] VA 5. [ ] Conv. Ins.

6. File Number 201000628

7. Loan Number

Settlement Statement

8. Mortgage Ins. Case No.

C. Note: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked ("POC") were paid outside the closing; they are shown here for information purposes and are not included in the totals

D. Name of Borrower: Blue Victory Holdings Inc., 4400 Ambassador Caffery Parkway, Suite A, Box 347, Lafayette, LA 70508

E. Name of Seller: Julia Frances Bingham, 20621 W. Vanzant Road, Springdale, AR 72764
Sally Frances Bingham Ghanim, 20884 Justin Drive, Springdale, AR 72764
Billy Burton Bingham, 13 Lake Shore Drive, Palm Harbor, FL 34684

F. Name of Lender:

G. Property Location: 413 Quail Dr., Lafayette, LA 70508

H. Settlement Agent: Central Title, L.L.C. (337) 234-0199

Place of Settlement: 2519 West Pinhook Road, Lafayette, LA 70508

I. Settlement Date: 9/17/2010 **Proration Date:** 9/17/2010

J. Summary of Borrower's Transaction		K. Summary of Seller's Transaction	
100. Gross amount due from borrower:		**400. Gross amount due to seller:**	
101. Contract sales price	110,000.00	401. Contract sales price	110,000.00
102. Personal property		402. Personal property	
103. Settlement charges to borrower (line 1400)	1,212.50	403.	
104.		404.	
105.		405.	
Adjustments for items paid by seller in advance:		Adjustments for items paid by seller in advance:	
106. City/town taxes		406. City/town taxes	
107. County taxes		407. County taxes	
108. Assessments		408. Assessments	
109.		409.	
110.		410.	
111.		411.	
112.		412.	
120. Gross amount due from borrower:	111,212.50	**420. Gross amount due to seller:**	110,000.00
200. Amounts paid by or in behalf of the borrower:		500. Reduction in amount due to seller:	
201. Deposit or earnest money		501. Excess deposit (see instructions)	
202. Principal amount of new loan(s)		502. Settlement charges to seller (line 1400)	6,650.00
203. Existing loan(s) taken subject to		503. Existing loan(s) taken subject to	
204.		504. Payoff of first mortgage loan	
205.		505. Payoff of second mortgage loan	
206.		506.	
207.		507. Fed Ex	50.00
208.		508. Courier Fee for Sales Proceeds	100.00
209.		509.	
Adjustments for items unpaid by seller:		Adjustments for items unpaid by seller:	
210. City/town taxes 1/1/2010 to 9/17/2010	184.59	510. City/town taxes 1/1/2010 to 9/17/2010	184.59
211. County taxes 1/1/2010 to 9/17/2010	872.10	511. County taxes 1/1/2010 to 9/17/2010	872.10
212. Assessments		512. Assessments	
213.		513.	
214.		514.	
215.		515.	
216.		516.	
217.		517.	
218.		518.	
219.		519.	
220. Total paid by/for borrower:	1,056.69	**520. Total reduction in amount due seller:**	7,856.69
300. Cash at settlement from/to borrower:		600. Cash at settlement to/from seller:	
301. Gross amount due from borrower (line 120)	111,212.50	601. Gross amount due to seller (line 420)	110,000.00
302. Less amount paid by/for borrower (line 220)	1,056.69	602. Less total reduction in amount due seller(line 520)	7,856.69
303. CASH (X)FROM ()TO BORROWER	110,155.81	**603. CASH ()FROM (X)TO SELLER**	102,143.31

SUBSTITUTE FORM 1099 SELLER STATEMENT - The information contained in Blocks E, G, H and I and on line 401 (or, if line 401 is asterisked, lines 403 and 404), 406, 407 and 408-412 (applicable part of buyer's real estate tax reportable to the IRS) is important tax information and is being furnished to the Internal Revenue Service. If you are required to file a return, a negligence penalty or other sanction will be imposed on you if this item is required to be reported and the IRS determines that it has not been reported.

SELLER INSTRUCTION - If this real estate was your principle residence, file form 2119, Sale or Exchange of Principal Residence, for any gain, with your income tax return; for other transactions, complete the applicable parts of form 4797, Form 6252 and/or Schedule D (Form 1040).

You are required by law to provide Central Title, L.L.C. (337) 234-0199 with your correct taxpayer identification number.
If you do not provide Central Title, L.L.C. (337) 234-0199 with your correct taxpayer identification number, you may be subject to civil or criminal penalties.

____

Julia Frances Bingham

L. Settlement Charges 9/16/10 3:53 PM File Number: 201000628C

		Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
700.	Total sales/broker commission based on $110,000.00 @ 6.0000% = $6,600.00		
	Division of commission (line 700) as follows:		
701.	$3,300.00 to Van Eaton & Romero		
702.	$3,300.00 to Keller William Realty		
703.	Commission paid at settlement $6,600.00		6,600.00
704.	$1,000.00 earnest money retained by Listing Broker as POC.		
800.	**Items payable in connection with loan**		
801.	Loan origination fee		
802.	Loan discount		
803.	Appraisal fee		
804.	Credit report		
805.	Lender's inspection fee		
806.	Mortgage insurance application fee		
807.	Assumption fee		
808.			
809.			
810.			
811.			
812.			
813.			
814.	Yield Spread Premium		
815.			
816.			
900.	**Items required by lender to be paid in advance**		
901.	Interest from		
902.	Mortgage insurance premium for		
903.	Hazard insurance premium for		
904.			
905.			
1000.	**Reserves deposited with lender**		
1001.	Hazard insurance		
1002.	Mortgage insurance		
1003.	City property taxes		
1004.	County property taxes		
1005.	Annual assessments (maint.)		
1006.			
1007.			
1008.			
1009.	Aggregate Adjustment		
1010.			
1011.			
1012.			
1100.	**Title charges**		
1101.	Settlement or closing fee		
1102.	Abstract or title search to Accurate Abstract & Title LLC	162.50	
1103.	Title examination to Central Title, L.L.C.	250.00	
1104.	Title insurance binder		
1105.	Document preparation to Central Title, L.L.C.	200.00	
1106.	Notary fees		
1107.	Attorney's fees to Central Title, L.L.C	400.00	
	includes above items no.:		
1108.	Title insurance		
	includes above items no.:		
1109.	Lender's coverage		
1110.	Owner's coverage		
1111.	Insured Closing Letter		
1112.			
1113.			
1114.			
1115.			
1200.	**Government recording and transfer charges**		
1201.	Recording fees:		
1202.	City/county tax/stamps:		
1203.	State tax/stamps:		
1204.			
1205.			
1206.			
1300.	**Additional settlement charges**		
1301.	Survey		
1302.	Pest inspection		
1303.	Incoming Wire Fee		
1304.	Recording Service Fee to Central Title, L.L.C.	200.00	50.00
1305.	Express Mail Service Fee		
1306.	Cancellation Service Fee		
1307.			
1400.	Total settlement charges (entered on lines 103, section J and 502, section K)	1,212.50	6,650.00

CERTIFICATION: I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts

and disbursements made on my account or by me in [illegible] transaction. I further certify that I have received a copy of HUD-1 Settlement Statement.

Blue Victory Holdings Inc.

Julia Frances Bingham

Sally Frances Bingham Ghanim

Billy Burton Bingham by Julia Frances Bingham Agent & Attorney in Fact

To the best of my knowledge, the HUD-1 Settlement Statement which I have prepared is a true and accurate account of the funds which were received and have been or will be disbursed by the undersigned as part of the settlement of this transaction

Central Title, L.L.C.

9/17/10
Date

SELLER'S AND/OR PURCHASER'S STATEMENT Seller's and Purchaser's signature hereon acknowledges his/their approval of tax prorations and signifies their understanding that prorations were based on taxes for the preceding year, or estimates for the current year, and in the event of any change for the current year, all necessary adjustments must be made between Seller and Purchaser; likewise any default in delinquent taxes will be reimbursed to Title Company by the Seller.

Title Company, in its capacity as Escrow Agent, is and has been authorized to deposit all funds it receives in this transaction in any financial institution, whether affiliated or not. Such financial institution may provide Title Company computer accounting and audit services directly or through a separate entity which, if affiliated with Title Company, may charge the financial institution reasonable and proper compensation therefore and retain any profits therefrom. Any escrow fees paid by any party involved in this transaction shall only be for checkwriting and input to the computers, but not for aforesaid accounting and audit services. Title Company shall not be liable for any interest or other charges on the earnest money and shall be under no duty to invest or reinvest funds held by it at any time. Sellers and Purchasers hereby acknowledge and consent to the deposit of the escrow money in financial institutions with which Title Company has or may have other banking relationships and further consent to the retention by Title Company and/or its affiliates of any and all benefits (including advantageous interest rates on loans) Title Company and/or its affiliates may receive from such financial institutions by reason of their maintenance of said escrow accounts

The parties have read the above sentences, recognize that the recitations herein are material, agree to same, and recognize Title Company is relying on the same

Blue Victory Holdings Inc.

Julia Frances Bingham

Sally Frances Bingham Ghanim

Billy Burton Bingham by Julia Frances Bingham Agent & attorney in fact

WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010